Exhibit 10.3

BARNES GROUP INC.

AMENDMENT NO. 4 TO NOTE AGREEMENT

As of February 23, 2006

To each of the Current Noteholders

Named in Annex 1 hereto

Ladies and Gentlemen:

Barnes Group Inc., a Delaware corporation (hereinafter, the “Company”), together with its successors and assigns, agrees with you as follows:

1. PRELIMINARY STATEMENTS.

1.1 Note Issuance, etc.

The Company issued and sold $60,000,000 aggregate principal amount of its 8.59% Senior Notes due November 21, 2008 (as may be amended, restated or otherwise modified from time to time, the “Notes”) pursuant to separate Note Agreements, each dated as of November 21, 2000, entered into by and among the Company and each of the Purchasers listed on Exhibit A attached thereto, as amended by Amendment No. 1 to Note Agreement dated as of February 21, 2002, between the Company and each of the Persons identified on Annex 1 attached thereto, Amendment No. 2 dated as of February 5, 2003, between the Company and each of the Persons identified on Annex 1 attached thereto and Amendment No. 3 dated as of January 11, 2006, between the Company and each of the Persons identified on Annex 1 attached thereto (the “Existing Note Agreement” and, as amended by this Amendment No. 4 to Note Agreement (this “Amendment Agreement”), the “Note Agreement”). The register for the registration and transfer of the Notes indicates that the Persons named in Annex 1 hereto (collectively, the “Current Noteholders”) are currently the holders of the outstanding principal amount of the Notes as set forth next to such holder’s name on Annex 1.

2. DEFINED TERMS.

Capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Note Agreement.

3. AMENDMENT.

Subject to Section 5, the Existing Note Agreement is hereby amended by this Amendment Agreement in the manner specified below in this Section 3 (the foregoing referred to herein as the “Amendment”).

3.1 Amendment to Section 7.16 of the Existing Note Agreement.

Section 7.16 of the Existing Note Agreement is hereby amended, by deleting “and” from the end of subsection “(g)”, relettering subsection “(h)” as a new subsection “(i)” and adding a new subsection “(h)” to read as follows:

“(h) Investments by the Company in capital stock of any Person whose business is similar to the businesses conducted by the Company and its Subsidiaries or businesses reasonably related or incidental thereto, in an aggregate amount not to exceed $30,000,000 outstanding at any time; and”

4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

To induce you to enter into this Amendment Agreement and to consent to the Amendment, the Company represents and warrants as follows:

4.1. Organization, Power and Authority, etc.

The Company is a corporation, duly incorporated and validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to enter into and perform its obligations under this Amendment Agreement.

4.2. Legal Validity.

The execution and delivery of this Amendment Agreement by the Company and compliance by the Company with its obligations hereunder: (a) are within the corporate powers of the Company; and (b) are legal and do not conflict with, result in any breach of, constitute a default under, or result in the creation of any Lien upon any Property of the Company under the provisions of: (i) any charter instrument or bylaw to which the Company is a party or by which the Company or any of its Properties may be bound, (ii) any order, judgment, decree or ruling of any court, arbitrator or governmental authority applicable to either the Company or any of its Properties or (iii) any agreement or instrument to which the Company is a party or by which the Company or any of its Properties may be bound or any statute or other rule or regulation of any governmental authority applicable to the Company or any of its Properties.

This Amendment Agreement has been duly authorized by all necessary action on the part of the Company, has been executed and delivered by a duly authorized officer of the Company, and constitutes a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except that enforceability may be limited by applicable bankruptcy,

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reorganization, arrangement, insolvency, moratorium, or other similar laws affecting the enforceability of creditors’ rights generally and subject to the availability of equitable remedies.

4.3. No Defaults.

No event has occurred and no condition exists that, upon the execution and delivery of this Amendment Agreement, would constitute a Default or an Event of Default.

5. EFFECTIVENESS OF THE AMENDMENT.

The Amendment shall become effective as of the first date written above (the “Effective Date”) upon:

(a) execution and delivery of a counterpart of this Amendment Agreement by the Company and by holders of 66 2/3% of aggregate outstanding principal amount of Notes;

(b) delivery by the Company to the Current Noteholders’ counsel of a fully executed copy of Amendment No. 1 to Second Amended and Restated Revolving Credit Agreement dated as of February 8, 2006, by and among Bank of America, N.A., as administrative agent, the lenders party thereto, the Company and Barnes Group Switzerland GmbH, Nevis Branch, in form and substance satisfactory to the Current Noteholders;

(c) delivery by the Company to the Current Noteholders’ counsel of a fully executed copy of Amendment No. 4 to Note Agreement dated the date hereof to those separate Note Agreements, each dated as of November 12, 1999, (as amended by Amendment No. 1 to Note Agreement dated as of February 5, 2003, entered into by and among 3031786 Nova Scotia Company (“3031786”) and each of the Purchasers listed on Schedule A attached thereto and by the Assumption and Amendment Agreement dated as of August 26, 2005, by and among 3031786, the Company and each the Persons identified on Schedule A and Schedule B attached thereto, whereby the Company assumed the obligations of 3031786 under the said 1999 Note Agreement and the Nova Scotia Notes) and by Amendment No. 3 to Note Agreement dated as of January 11, 2006, entered into by and among the Company and each of the Persons identified on Annex 1 attached thereto (the “1999 Note Agreement”); and

(d) the Company shall have paid the fees and expenses of the Current Noteholders’ special counsel as provided in Section 6.

6. EXPENSES.

Whether or not the Amendment becomes effective, the Company will promptly (and in any event within thirty days of receiving any statement or invoice therefor) pay all fees, expenses and costs relating to this Amendment Agreement, including, but not limited to, the reasonable fees of the Current Noteholders’ special counsel, Bingham McCutchen LLP, incurred in connection with the preparation, negotiation and delivery of this Amendment Agreement and any other documents related thereto. Notwithstanding the foregoing, the Company will on the Effective Date, pay the fees and expense of Bingham McCutchen LLP incurred through the

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Effective Date. Nothing in this Section shall limit the Company’s obligations pursuant to Section 1.5 of the Existing Note Agreement.

7. MISCELLANEOUS.

7.1. Part of Existing Note Agreement; Future References, etc.

This Amendment Agreement shall be construed in connection with and as a part of the Existing Note Agreement and, except as expressly amended by this Amendment Agreement, all terms, conditions and covenants contained in the Existing Note Agreement are hereby ratified and shall be and remain in full force and effect. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Amendment Agreement may refer to the Existing Note Agreement without making specific reference to this Amendment Agreement, but nevertheless all such references shall include this Amendment Agreement unless the context otherwise requires.

7.2. Counterparts; Effectiveness.

This Amendment Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto. Delivery of an executed signature page by facsimile transmission or e-mail transmission of an adobe file format document (also known as a PDF file) shall be effective as delivery of a manually signed counterpart of this Amendment Agreement.

7.3. Governing Law.

THIS AMENDMENT AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF CONNECTICUT EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN CONNECTICUT.

[Remainder of page intentionally left blank; next page is signature page.]

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If you are in agreement with the foregoing, please so indicate by signing the acceptance below on the accompanying counterpart of this Amendment Agreement and returning it to the Company, whereupon it will become a binding agreement among each of you and the Company.

BARNES GROUP INC.

By	/S/ Lawrence W. O’Brien
Name:	Lawrence W. O’Brien
Title:	Vice President and Treasurer

By:	/S/ William C. Denninger
Name:	William C. Denninger
Title:	Senior Vice President, Finance and Chief Financial Officer

[Signature page to Barnes Group Inc. Amendment No. 4 to 2000 Note Agreement]

The foregoing Amendment Agreement is hereby accepted as of the date first above written.

THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA

By:	/S/ Paul Meiring
Name:	Paul Meiring
Title:	Vice President

[Signature page to Barnes Group Inc. Amendment No. 4 to 2000 Note Agreement]

ALLSTATE LIFE INSURANCE COMPANY

By:	/S/ Robert B. Bodett
Name:	Robert B. Bodett

By:	/S/ Jerry D. Zinkula
Name:	Jerry D. Zinkula

Authorized Signatories

[Signature page to Barnes Group Inc. Amendment No. 4 to 2000 Note Agreement]

NATIONWIDE LIFE INSURANCE COMPANY

By:	/S/ Joseph P. Young
Name:	Joseph P. Young
Title:	Authorized Signatory

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

By:	/S/ Joseph P. Young
Name:	Joseph P. Young
Title:	Authorized Signatory

NATIONWIDE INDEMNITY COMPANY

By:	/S/ Joseph P. Young
Name:	Joseph P. Young
Title:	Authorized Signatory

[Signature page to Barnes Group Inc. Amendment No. 4 to 2000 Note Agreement]

Annex 1

CURRENT NOTEHOLDERS AND

CURRENT OUTSTANDING PRINCIPAL AMOUNT

Current Noteholders	Outstanding Principal Amount of Notes
The Prudential Insurance Company of America	$35,000,000
Allstate Life Insurance Company	$15,000,000
Nationwide Life Insurance Company	$4,000,000
Nationwide Life and Annuity Insurance Company	$2,000,000
Nationwide Indemnity Company	$4,000,000
TOTAL	$60,000,000

Annex 1